T. Rowe Price Institutional Long Duration Credit Fund

Supplement to Prospectus dated October 1, 2017

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Robert M. Larkins will join David A. Tiberii as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Larkins joined T. Rowe Price in 2003. Effective June 30, 2018, Mr. Tiberii will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Larkins will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Tiberii plans to retire from T. Rowe Price during the third quarter of 2018.

On page 9, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 31, 2018, Robert M. Larkins will join David A. Tiberii as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Larkins joined T. Rowe Price in 2003 and his investment experience dates from that time. He has served as a portfolio manager with the Firm throughout the past five years. Effective June 30, 2018, Mr. Tiberii will step down from his responsibilities as Cochairman of the fund’s Investment Advisory Committee and Mr. Larkins will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Tiberii plans to retire from T. Rowe Price during the third quarter of 2018.

The date of this supplement is January 11, 2018.

E151-041 1/11/2018